Summary Prospectus  April 30, 2009
Diamond Hill Select Fund
Class / Ticker   A DHTAX   C DHTCX   I DHLTX

Before you invest, you may want to review the fund’s Prospectus, which contains information about the fund and its risks. The fund’s Prospectus and Statement of Additional Information, both dated April 30, 2009, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund’s prospectus and other information about the fund, go to http://www.diamond-hill.com/cgi-bin/mf/fund-information.pl?tab=select, email a request to info@diamond-hill.com, call 888-226-5595, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund. Unless otherwise noted, page number references refer to the current Prospectus for this fund.

Investment Objective

The investment objective of the Diamond Hill Select Fund is to provide long-term capital appreciation.

Costs

 Shareholder Fees (fees paid directly from your investment)

The following table describes the fees that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to investment in the future, at least $100,000 in the Diamond Hill Funds, sign a Letter of Intent, or exercise the Right of Accumulation. More information about these and other discounts is available from your broker or other financial professional, and is explained in Sales Charges on page 31 and, in the fund’s Statement of Additional Information, in Shares of the Funds on page 35. Note also that you may be charged wire fees or other transaction fees; ask your financial professional.

	Class A	Class C	Class I

Maximum Front End Sales Charge (load) as a % of purchase price	5.00%	None	None

Contingent Deferred Sales Charge (on redemptions on the first year)	None	1.00%	None

 Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I

Management fees	0.70%	0.70%	0.70%

Distribution (12b-1) fees	0.25%	1.00%	None

Other expenses[1]	0.34%	0.34%	0.20%

Acquired fund fees and expenses[2]	0.02%	0.02%	0.02%

Total annual operating expenses[3]	1.31%	2.06%	0.92%

1	The Administrator provides or arranges for certain fund services and is responsible for payment of all of the operating expenses of the fund except management, custodial, brokerage and distribution fees, taxes, interest and dividend expenses.

2	You incur these fees and expenses indirectly through the fund’s investment in other investment companies. The fees presented above represent prior fiscal year; may be different for current fiscal year.

3	Total annual operating expenses have been restated to reflect current fees.

 Expense Example

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment, 5% annual total return, and constant operating expenses. It also shows costs if you sold your shares at the end of the period or continued to hold them. Your actual expenses may be different.

	Share Status	1 Year	3 Years	5 Years	10 Years

Class A	Sold or Held	$627	$894	$1,182	$2,000

Class C	Sold	$309	$646	$1,108	$2,390
	Held	$209	$646	$1,108	$2,390

Class I	Sold or Held	$94	$293	$509	$1,131

 Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

Period	All Classes

1/1/08 – 12/31/08	85%

Strategy

Allowable Securities

The fund, under normal market conditions, invests its assets in 30 to 40 select common stocks of U.S. companies that the Adviser believes are undervalued. This is a non-fundamental investment policy that can be changed by the fund upon 60 days’ prior notice to shareholders.

Management Process

The fund’s Adviser utilizes a two-step security selection process to find intrinsic value regardless of overall market conditions. This “bottom up” process begins with fundamental research of companies. Fundamental research takes into consideration only those factors that are directly related to a company itself, rather than the overall state of the market. The objective is to find companies with solid growth prospects based on company-specific strategies or industry factors. The Adviser thoroughly examines prospective companies’ corporate and financial histories and scrutinizes management philosophies, missions and forecasts. Once a company is deemed to be attractive by this rigorous

Summary Prospectus April 30, 2009	1 of 4	Diamond Hill Select Fund

process, the Adviser applies a proprietary valuation model as a tool for stock selection.

Once a stock is selected, the Adviser continues to monitor the company’s strategies, financial performance and competitive environment. The fund may sell a security if the fund’s Adviser believes that the company’s fundamentals are deteriorating or if the Adviser identifies a stock that it believes offers a better investment opportunity.

Main Risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Below are some of the specific risks of investing in the fund.

Equity Market Risk Overall stock market risks may also affect the value of the fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value and you could lose money.

Small Cap Company Risk Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Securities Lending Risk The fund may lend its portfolio securities to brokers, dealers and financial institutions. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.

Management Risk The adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies that do not perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.

Performance

The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility – or variability – of the fund’s annual total returns over time, and shows that fund performance can change from year to year. The table shows the fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the fund. Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

 Class A Annual Total Return years ended 12/31

Returns do not reflect sales charges and would be lower if they did.

LOGO

Best Quarter: 4Q ’06, +9.04%      Worst Quarter: 4Q ’08, -20.73%

 Average Annual Total Returns as of 12/31/08

The average annual total returns for the fund’s Class A and C shares are reduced to reflect the maximum applicable sales charges for each class of shares and assume Class C shareholders redeem all of their shares at the end of the period indicated and pay the contingent deferred sales charge then applicable. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for Class A shares will vary from the after-tax returns presented for Class C and Class I shares.

	Inception
	Date of Class	One Year	Since Inception

Class A Before Taxes	11/1/06	-36.06%	-8.44%

After Taxes on Distributions		-36.51%	-9.70%

After Taxes on Distributions and Sale of Fund Shares		-22.87%	-7.37%

Class C Before Taxes	11/1/06	-34.12%	-7.62%

Class I Before Taxes	11/1/06	-32.85%	-6.69%

Russell 3000 Index[1]		-37.31%	-8.62%

1	The Russell 3000 Index is a market-capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

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Portfolio Management

Investment Adviser Diamond Hill Capital Management, Inc.

Portfolio Managers
William Dierker Portfolio Manager since 12/05	Charles Bath Assistant Portfolio Manager since 4/07

Buying and Selling Fund Shares

Minimum Initial Investment Classes A and C: $10,000 Class I: $500,000 Minimum Additional Investment All classes: $100	To Place Orders Mail: Diamond Hill Select Fund c/o JPMorgan Chase Bank, NA PO Box 5354 Cincinnati, OH 45201-5354 Phone: 888-226-5595

Transaction Policies

In general, you can buy or sell shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. When selling shares, you will receive a check, unless you request a wire. You also may buy and sell shares through a financial professional. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading. Note that the fund may waive the investment minimums for some types of retirement accounts (such as 401(k) accounts), some wrap fee accounts and in other circumstances as it may judge appropriate. For more about buying and selling shares, including policies and restrictions that may apply to you, ask your financial professional or see Pricing Your Shares on page 30.

Dividends, Capital Gains and Taxes

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Potential Conflicts of Interest

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Summary Prospectus April 30, 2009	3 of 4	Diamond Hill Select Fund

325 John H. McConnell Blvd, Suite 200
Columbus, OH 43215

SUM-SL 043009